                                                                EXHIBIT 15

                                  POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint WAYNE A. ROBINSON and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and Amendment No. 4 to the Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-4 (1933 Act File No. 333-10489 and 1940 Act File No. 811-7781) of Separate Account VA-1 of The American Franklin Life Insurance Company and of The American Franklin Life Insurance Company, as depositor, and (b) any and all amendments (including any further Amendments and Post-Effective Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.


          Signature                       Title                     Date
          ---------                       -----                     ----


   /s/ Robert M. Beuerlein
--------------------------------
     Robert M. Beuerlein           Director                   February 10, 1999


   /s/ Brady W. Creel
--------------------------------
       Brady W. Creel              Director                   February 10, 1999


--------------------------------
    Rodney O. Martin, Jr.          Director                   ___________, 1999


--------------------------------
        Jon P. Newton              Director                   ___________, 1999


   /s/ Michael M. Nicholson
--------------------------------
 Michael M. Nicholson              Director                   February 16, 1999


  /s/ Philip K. Polkinghorn
--------------------------------
    Philip K. Polkinghorn          Executive Vice             February 12, 1999
                                   President and Chief
                                   Financial Officer
                                   (principal
                                   financial officer
                                   and principal
                                   accounting officer)


--------------------------------
       Gary D. Reddick             Director                   ___________, 1999


    /s/ William A. Simpson
--------------------------------
     William A. Simpson            Chairman of the           February 16, 1999
                                   Board and Chief
                                   Executive Officer
                                   (principal
                                   executive officer)